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                                                                    EXHIBIT 10.6


                     THIRD AMENDMENT TO AMENDED AND RESTATED
                           LOAN AGREEMENT AND CONSENT

           THIRD AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT AND CONSENT (this "Amendment") made as of the 11th day of August, 1997 by and among LEASECOMM CORPORATION, a Massachusetts corporation (the "Borrower"), FLEET BANK, N.A. (formerly known as NatWest Bank N.A.), a national banking association, in its individual corporate capacity, SANWA BUSINESS CREDIT CORPORATION, a Delaware corporation, CORESTATES BANK, N.A., a national banking association, PNC BANK, NATIONAL ASSOCIATION, a national banking association, and STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company (individually, a "Lender" and, collectively, the "Lenders"), and FLEET BANK, N.A. (formerly known as NatWest Bank N.A.), as agent for the Lenders (the "Agent"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement.

           WHEREAS:

           A. The Borrower, the Lenders and the Agent are parties to a Loan Agreement dated as of July 29, 1993, as amended and restated as of July 28, 1995, as further amended by the First Amendment to Amended and Restated Loan Agreement made as of October 30, 1995 and the Second Amendment to Amended and Restated Loan Agreement made as of August 6, 1996 (the "Loan Agreement") pursuant to which, INTER ALIA, the Lenders agreed to make available to the Borrower a revolving credit and term loan facility;

           B. The Borrower has requested that State Street Bank and Trust Company ("State Street Bank") be added as an additional Lender under the Loan Agreement and that the Loan Agreement be amended in certain respects as hereinafter set forth;

           C. The Lenders are willing to admit State Street Bank as an additional Lender and to amend the Loan Agreement, subject to the terms and conditions hereinafter set forth; and

           D. The Borrower wishes the Lenders to consent to certain amendments to the Certificate of Incorporation of the Borrower and the Lenders are willing to consent to such amendments;

           NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

           1.   TO ADMIT A NEW LENDER UNDER THE LOAN AGREEMENT

                (a) Subject to its execution of this Amendment Agreement, State Street Bank shall be a party to the Loan Agreement and assume all of the rights and obligations of a Lender under the Loan Agreement. Every reference to "Lender" or "Lenders" in the Loan Agreement shall be deemed to include State Street Bank



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                (b)   State Street Bank hereby (i) represents and warrants that
           it is authorized to became a party to the Loan Agreement; (ii) appoints and authorizes Fleet Bank, N.A. to serve as its Agent under the Loan Agreement and the Security Documents, as contemplated by
           Section 9.1 of the Loan Agreement, and hereby irrevocably authorizes such Person, as Agent, to take such action on its behalf under the Loan Agreement and the Security Documents, and to exercise such powers, and perform such duties under the Loan Agreement and the Security Documents as are specifically delegated to or required of the Agent by the terms of the Loan Agreement and the Security Documents, together with all such other powers as are reasonably incidental thereto, including, without limitation, the right to release collateral in accordance with Section 2.6(b) of the Loan Agreement; and (iii) agrees that it will abide and be bound by all of the terms, covenants and agreements, and perform all of the obligations, which by the terms of the Loan Agreement are required to be abided and performed by it as a Lender, and shall be entitled to all of the rights, benefits and privileges available or accruing to Lenders under the Loan Documents. Notwithstanding the foregoing to the contrary, State Street Bank shall not participate in the two Libor Loans outstanding under the Loan Agreement which mature on November 28, 1998 and August 2, 1999, respectively. All notices, requests, reports and other communications pursuant to the Loan Agreement to be delivered to State Street Bank as Lender shall, for purposes of Section 11.9 of the Loan Agreement, be addressed to State Street Bank at its address set forth immediately above its signature to this Amendment except as such address may be changed in accordance with Section 11.9 of the Loan Agreement.

           2.   AMENDMENTS. The Loan Agreement is hereby amended as follows:

                (a) The definition of "COMMITMENT" set forth in Section 1.1 of the Loan Agreement is hereby amended by deleting the names of the Lenders and the amounts set forth opposite the Lenders' names at the end of such definition and replacing such names and amounts with the following:

                      "Fleet Bank, N.A.                       $ 30,000,000

                      CoreStates Bank, N.A.                     25,000,000

                      Sanwa Business Credit Corporation         25,000,000

                      PNC Bank, National Association            15,000,000

                      State Street Bank and Trust Company       10,000,000
                                                              ------------

                      Total:                                  $105,000,000"

                (b) The parenthetical phrase "(which calculation shall not take into account rental payments due and payable under such Eligible Leases beyond 48



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           months after the commencement date of such Eligible Leases)" in the definition of "BORROWING BASE" in Section 1.1 of the Loan Agreement, and in each of Sections 2.3(b)(i) and 2.3(b)(ii) of the Loan Agreement, is hereby amended and restated in its entirety, in each instance where it appears, as follows:

                      "(which calculation shall not take into account rental payments due or payable under such Eligible Leases beyond 60 months after the commencement date of such Eligible Leases)"

                (c)   The definition of "COMMITMENT TERMINATION DATE" in
           Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:

                      "'COMMITMENT TERMINATION DATE' - July 31, 1999, unless extended pursuant to Section 2.14 hereof."

                (d) The definition of "EQUIPMENT" in Section 1.1 of the Loan Agreement is hereby amended by adding "stand-alone automated teller machines, non-fixture food preparation machines for use by restaurants," to such definition, immediately before "bank credit card authorization terminals."

                (e) The definition of "PRINCIPAL OFFICE" in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:

                      "'PRINCIPAL OFFICE' - the principal office of the Agent, which office is currently located at 592 Fifth Avenue, New York, New York 10036."

                (f) The second sentence of Section 2.1(a) of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

                      "Such Loans shall be made by the Lenders on a PRO RATA basis, calculated for each Lender based on its Commitment Percentage at the date of the making of such Loan; PROVIDED, HOWEVER, at no time shall (i) the aggregate outstanding principal amount of all Loans exceed the Commitment or the principal amount of the Loans of any Lender exceed such Lender's Commitment, (ii) in the case of Loans based upon Operating Leases, the aggregate outstanding principal amount of all such Loans exceed the Sub-limit, (iii) in the case of Loans based upon Eligible Security Equipment Lease and/or Monitoring Agreements, the aggregate outstanding principal amount of all such Loans exceed 25% of the Commitment or (iv) in the case of Loans based upon Eligible Leases, the aggregate



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                      outstanding principal amount of all Loans based on
                      Eligible Leases with an original term of more than 48 months exceed 10% of the aggregate outstanding principal amount of all Loans; and no Loan will be made hereunder if, after giving effect thereto and to all other Loans being made concurrently therewith, any of the foregoing limits in parts (i) through (iv) shall be exceeded."

                (g) Section 2.1(c) of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

                      "(c) The Borrower shall pay to the Agent for the benefit of the Lenders the principal amount outstanding of each Credit Period Term Loan in consecutive equal monthly installments equal in number to the weighted average remaining number of (x) monthly payments due under the Eligible Leases relating to such Loan without giving effect to amounts due and payable more than 60 months after the commencement date of such Eligible Leases (subject to Sections 2.1(a) and (d)), and (y) months remaining to fully amortize in accordance with GAAP the Net Book Value of the Eligible Equipment subject to Eligible Rental Contracts relating to such Loan, in each case as specified in the Borrowing Computations with respect thereto, with a payment being due on the first Business Day of each calendar month following the applicable Borrowing Date; provided, however, that all principal of and interest on all Credit Period Term Loans shall be paid in full on the fourth anniversary of the Commitment Termination Date."

                (h) Part (ii) of Section 2.1(d) of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

                      "(ii) the Borrower shall have delivered to each Lender a duly completed and executed Conversion Term Note, in form and substance satisfactory to the Agent, be converted to Conversion Term Loans the principal amount of which shall be payable by the Borrower to the Agent in consecutive monthly installments, (provided that the last installment shall be in an amount sufficient to pay the entire outstanding amount of such Loan) equal in number to the weighted average remaining number of (x) monthly payments under the Eligible Leases relating to such Loans and (y) months remaining to fully amortize in accordance with GAAP the Net Book Value of any Eligible Rental



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                      Contracts relating to such Loan without giving effect to
                      amounts due and payable more than 48 months after the, commencement date of such Eligible Leases and Eligible Rental Contracts, as specified in the Borrowing Computations with respect thereto, with a payment being due on the first Business Day of each calendar month following the Commitment Termination Date; PROVIDED, HOWEVER, that all principal of and interest on all Conversion Term Loans shall be paid in full on the fourth anniversary of the Commitment Termination Date."

                (i) The first sentence of Section 2.5(a) of the Loan Agreement is hereby amended by deleting ".425% per annum" and substituting in lieu thereof ".25% per annum."

                (j) Subsection (i) of Section 2.9(a) of the Loan Agreement is hereby amended and restated in its entirety as follows:

                      "(i) with respect to any Revolving Credit Loan, (x) during such periods that such Loan (or any portion thereof) is a Prime Rate Loan, the Prime Rate; and (y) during such periods that such Loan (or any portion thereof) is a Libor Loan, Libor plus 1.85%;"

                (k) Subsection (ii)(y) of Section 2.9(a) of the Loan Agreement is hereby amended to add the following proviso immediately prior to the end thereof:

                      "PROVIDED, HOWEVER, that any Term Loans outstanding on August 6, 1996 which are Libor Loans shall bear interest at the rate established and in effect with respect thereto as of such date."

                (l) Part (i) of the fourth sentence of Section 2.21 of the Loan Agreement is hereby amended and restated in its entirety as follows:

                      "(i) with respect to any Revolving Credit Loan, (x) during such periods that such Loan (or any portion thereof) is a Prime Rate Loan, the Prime Rate; and (y) during such periods that such Loan (or any portion thereof) is a Libor Loan, Libor plus 1.85%."

           3. CONSENT TO AMENDMENT TO THE CERTIFICATE OF INCORPORATION. The Lenders hereby consent, pursuant to Section 7.12 of the Loan Agreement, to the amendment by the Borrower of its Certificate of Incorporation in the form annexed hereto as Exhibit A ("Certificate of Incorporation Amendments"), effective as of the date thereof.



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           4.   CONDITIONS PRECEDENT. Prior to or simultaneously with the entry by the Borrower into this Amendment and as a condition precedent to the effectiveness of this Amendment:

                (a) DOCUMENTS. The Agent shall have received with sufficient original counterparts for each Lender (i) this Amendment duly executed by the Borrower and each Lender and (ii) the Confirmation of Guaranty annexed to this Amendment duly executed by the Guarantor and, for State Street Bank and each Lender whose Commitment shall have changed pursuant to Section 2(a) of this Amendment, substitute Revolving Credit Notes and Credit Period Term Notes in the amount of the Commitment of such Lender, as set forth in Section 2(a) of this Amendment, duly executed by the Borrower.

                (b) CORPORATE ACTION. The Borrower shall have taken all corporate action required to be taken to authorize the execution, delivery and performance of this Amendment, the agreements, documents and instruments referred to herein and the transactions contemplated hereby and thereby.

                (c) CORPORATE DOCUMENTS AND CERTIFICATES. The Borrower and the Guarantor shall have delivered to the Agent, with sufficient original counterparts for each Lender, an officer's certificate, in form and substance satisfactory to the Agent, confirming the following:

                      (i) None of its organizational documents have been amended since the date(s) as of which copies of said organizational documents were certified to the Agent (except for the Certificate of Incorporation Amendments);

                      (ii) Specimen signature(s) of the person(s) authorized to execute this Amendment;

                      (iii) The execution, delivery and performance of this Amendment has been authorized by resolutions of the Board of Directors of the Borrower and the Guarantor, copies of which shall be attached to such officer's certificate; and

                      (iv) Each of the Borrower and the Guarantor remains in good standing in its respective jurisdiction of incorporation and in each jurisdiction in which it is qualified to do business.

                      (v) There shall have been no amendment, waiver or other modification to the Bank of Boston Facility.

                (d) PROCEEDINGS AND DOCUMENTS. All proceedings in connection with the transactions contemplated by this Amendment and all documents incident



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           thereto, including, without limitation, the Certificate of
           Incorporation Amendments, shall be reasonably satisfactory in form and substance to the Agent, and the Agent and each Lender, upon request by such Lender, shall have received all information and such counterpart originals or certified or other of such documents as the Agent may reasonably request prior to the date hereof.

                (e)   COMPLIANCE.

                      (i) The Borrower and the Guarantor shall have complied and shall then be in compliance with all of the terms, covenants and conditions of the Loan Agreement as amended by this Amendment; and

                      (ii)   The representations and warranties contained in
                      Article 3 of the Loan Agreement shall be true and correct on the date hereof; and

                      (iii) No Default or Event of Default shall have occurred, and the Agent and each Lender shall have received a Compliance Certificate dated the date hereof certifying, INTER ALIA, that the conditions set forth in this Section 4(e) are satisfied on such date.

                (f) LEGAL MATTERS. All legal matters incident to the effectiveness of this Amendment shall be satisfactory to counsel to the Agent.

           5. REAFFIRMATION OF SECURITY INTEREST. The Borrower hereby reaffirms as of the date hereof each and every security interest and lien granted in favor of the Agent and the Lenders under the Loan Documents, and agrees and acknowledges that such security interests and liens shall continue from and after the date hereof, in each case after giving effect to the Loan Agreement as amended by this Amendment, and the obligations secured thereby and thereunder shall include Borrower's obligations under the Loan Agreement as amended by this Amendment. Each such reaffirmed security interest and lien remains and shall continue to remain in full force and effect and is hereby in all respects ratified and confirmed.

           6.   REFERENCE TO AND EFFECT ON LOAN DOCUMENTS.

                (a) On and after the date hereof, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in the other Loan Documents, shall mean and be a reference to the Loan Agreement as amended hereby.

                (b) Except as specifically amended herein, the Loan Agreement shall remain in full force and effect in accordance with its terms.



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           7.   GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND
CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS PRINCIPLES OF CONFLICT OF LAWS.

           8. FURTHER ASSURANCES. Each of the parties hereto hereby agrees to do such further acts and things and to execute, deliver and acknowledge such additional agreements, powers and instruments as any other party hereto may reasonably require to carry into effect the purposes of this Amendment.

           9. COSTS AND EXPENSES. The Borrower hereby agrees to pay all reasonable costs and expenses of the Agent (including reasonable attorneys' fees and expenses) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment.

           10. COUNTERPARTS; FACSIMILE SIGNATURES. This Amendment may be executed in any number of counterparts and by different parties on different counterparts, but all such counterparts shall together constitute but one agreement. Execution and delivery of this Amendment by facsimile transmission shall constitute execution and delivery of this Amendment for all purposes, with the same force and effect as execution and delivery of an originally manually signed copy hereof.

           11. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment or be given any substantive effect.

        [BALANCE OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURES TO FOLLOW]




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           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                         BORROWER:

                                         LEASECOMM CORPORATION


                                         By: /s/ Peter Bleyleben
                                             ----------------------------------
                                             Name:
                                             Title:



                                         LENDERS:

                                         FLEET BANK, N.A.

                                         (formerly known as NatWest Bank N.A.)
                                         Address:
                                         Fleet Bank, N.A.
                                         592 Fifth Avenue
                                         New York, New York 10036
                                         Attention: Mr. Harris C. Mehos
                                                    Vice President
                                         Telecopier: (212) 819-6515


                                         By: /s/ Harris Mehos
                                             ----------------------------------
                                             Name:
                                             Title:



                                         SANWA BUSINESS CREDIT CORPORATION
                                         Address:
                                         Sanwa Business Credit Corporation
                                         One South Wacker Drive
                                         Chicago, Illinois 60606
                                         Attention: Ms. M. Gail Fitzpatrick
                                                    Vice President
                                         Telecopier: (312) 853-1366


                                         By: /s/ M. Gail Fitzpatrick
                                             ----------------------------------
                                             Name:
                                             Title:



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                                         CORESTATES BANK, N.A.
                                         Address:
                                         Corestates Bank PNB
                                         1500 Market Street West Tower
                                         Philadelphia, Pennsylvania 19101-7618
                                         Attention: Ms. Verna R. Prentice
                                                    Vice President
                                         Telecopier: (215) 973-6054


                                         By: /s/ Verna R. Prentice
                                             ----------------------------------
                                             Name:
                                             Title:



                                         PNC BANK, NATIONAL ASSOCIATION
                                         Address:
                                         PNC Bank, National Association
                                         1600 Market Street
                                         Philadelphia, Pennsylvania 19103
                                         Attention: Ms. Ann Fryland
                                                    Vice President
                                         Telecopier: (215) 585-4769


                                         By: /s/ A. Fryland
                                             ----------------------------------
                                             Name:
                                             Title:



                                         STATE STREET BANK AND TRUST COMPANY
                                         Address:
                                         State Street Bank and Trust Company
                                         225 Franklin Street
                                         Boston, Massachusetts 02110-2804
                                         Attention: F. Andrew Beise
                                                    Vice President,
                                                    Large Corporate Department
                                         Telecopier: (617) 664-4971


                                         By: /s/ L. Anne Boutiette
                                             ----------------------------------
                                             Name:
                                             Title:





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                                 AGENT:

                                 FLEET BANK, N.A.
                                 (formerly known as NatWest Bank N.A.), as Agent


                                 By: /s/ Harris Mehas
                                     ----------------------------------
                                     Name:
                                     Title:







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